Exhibit 10.5

Supplemental Agreement No. 1

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Continental Holdings, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of June 17, 2013, by and between THE BOEING COMPANY (Boeing) and UNITED CONTINENTAL HOLDINGS, INC. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 03776 dated July 12, 2012, as amended and supplemented (the Purchase Agreement), relating to the purchase and sale of Boeing Model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer have agreed to *** Aircraft *** scheduled for delivery from *** through *** (MAX *** Aircraft);

WHEREAS, Boeing and Customer agree that 787-10 Model aircraft program launch requires approval from the Boeing Board of Directors, pursuant to Letter Agreement as detailed in Letter Agreement UAL-PA-03860-LA-1301380.

WHEREAS, Boeing and Customer agree that the MAX *** Aircraft will be ***;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Tables:

1.1 Remove and replace, in its entirety, the “Table of Contents,” with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 1.

UCH-PA-03776		SA-1, Page 1

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

1.2 Remove and replace, in its entirety, Table 1 for the Aircraft with the Table 1 attached hereto and marked with the “SA-1” legend.

2. Effective Date:

This Supplemental Agreement No. 1 shall be effective subject to satisfaction of all of the following conditions precedent (collectively the Conditions Precedent):

Execution of Supplemental Agreement No. 1 to Purchase Agreement No. 3860 between Boeing and United Airlines, Inc. (United) relating to Model 787 aircraft (the UAL Purchase Agreement) by Boeing and United;

Execution of Supplemental Agreement No. 8 to Purchase Agreement No. 2484 (the CAL Purchase Agreement) between Boeing and United relating to Boeing Model 787 aircraft by Boeing and United;

Execution of this Supplemental Agreement No. 1 to the Purchase Agreement;

Upon satisfaction of the Conditions Precedent, the Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

[The rest of the page is intentionally blank. Signature page follows.]

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED CONTINENTAL HOLDINGS, INC.

***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

UCH-PA-03776		SA-1, Page 2

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table – 737-9	SA-1

EXHIBITS
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
UCH-PA-03776-LA-1207637	*** Matters
UCH-PA-03776-LA-1207638	***
UCH-PA-03776-LA-1207640	Demonstration Flight Waiver
UCH-PA-03776-LA-1207643	Open Matters
UCH-PA-03776-LA-1207644	Option Aircraft
UCH-PA-03776-LA-1207646	Promotional Support
UCH-PA-03776-LA-1207647	Seller Purchased Equipment
UCH-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UCH-PA-03776-LA-1207650	Special Matters
UCH-PA-03776-LA-1208055	***
UCH-PA-03776-LA-1208122	***
UCH-PA-03776-LA-1208123	*** Matters
UCH-PA-03776-LA-1208157	***

UCH-PA-03776		SA-1, Page 1 of 2

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
UCH-PA-03776-LA-1208234	Privileged and Confidential Matters
UCH-PA-03776-LA-1208596	AGTA Matters
UCH-PA-03776-LA-1208238	Assignment Matters
UCH-PA-03776-LA-1208869	Delivery *** Matters
UAL -PA-03786-LA-1207869	737 Production Adjustments

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	June 17, 2013

UCH-PA-03776		SA-1, Page 2 of 2

BOEING/UNITED CONTINENTAL HOLDINGS, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9		*** pounds	Detail Specification:	***
Engine Model/Thrust:	CFM-LEAP-1B***		*** pounds	Airframe Price Base Year/Escalation Formula:	***	***
Airframe Price:		$	***	Engine Price Base Year/Escalation Formula:	***	***
Optional Features:		$	***

Sub-Total of Airframe and Features:		$	***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$	***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$	***	Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		$	***
Seller Purchased Equipment (SPE) Estimate:		$	***

Deposit per Aircraft:		$	***

Delivery	Number of	Escalation Factor	Serial	Actual or Nominal Delivery	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Month*	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Continental Holdings, Inc. Proprietary	Table 1 per SA-1, Page 1

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Actual or Nominal Delivery	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Month*	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Continental Holdings, Inc. Proprietary	Table 1 per SA-1, Page 2

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Actual or Nominal Delivery	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Month*	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Continental Holdings, Inc. Proprietary	Table 1 per SA-1, Page 3

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery	Number of	Escalation Factor	Serial	Actual or Nominal Delivery	Escalation Estimate Adv Payment Base		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Date	Aircraft	(Airframe)	Number	Month*	Price Per A/P		***		***		***		***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total	100

*	Nominal delivery month, *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207643.

Note:	The estimated Advance Payment Base Prices have been calculated using a ***, ***, and ***, as follows:

***	$***
***	$***
***	$***
***	$***

Boeing / United Continental Holdings, Inc. Proprietary	Table 1 per SA-1, Page 4